UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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Edwards Lifesciences Corporation

(Name of Registrant as Specified In Its Charter)

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P.O. BOX 8016, CARY, NC 27512-9903
Important Notice Regarding the Availability
of Proxy Materials for
Edwards Lifesciences Corporation
Annual Meeting of Stockholders
to be held on May 4, 2021
For Stockholders as of March 10, 2021
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
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www.proxydocs.com/EW
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.
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There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s stockholder meeting, you must make this request on or before April 23, 2021.
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Edwards Lifesciences Corporation
Meeting Information
Meeting Materials: Notice of Meeting, Proxy Statement and Annual Report on Form 10-K
Meeting Type: Annual Meeting of Stockholders
Date: Tuesday, May 4, 2021
Time: 10:00 a.m. PT
Place: Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/EW for more details
You must register to attend the meeting online at www.proxydocs.com/EW.
SEE REVERSE FOR FULL AGENDA
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Edwards Lifesciences Corporation

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

PROPOSAL

1.	Election of Directors

1.01	Kieran T. Gallahue

1.02	Leslie S. Heisz

1.03	Paul A. LaViolette

1.04	Steven R. Loranger

1.05	Martha H. Marsh

1.06	Michael A. Mussallem

1.07	Ramona Sequeira

1.08	Nicholas J. Valeriani

2.	Advisory Vote to Approve Named Executive Officer Compensation

3.

Approval of the Amendment and Restatement of the Company’s 2001 Employee Stock Purchase Plan for United States Employees (the “U.S. ESPP”) to Increase the Total Number of Shares of Common Stock Available for Issuance under the U.S. ESPP by 3,300,000 Shares

4.

Approval of the Amendment and Restatement of the Company’s 2001 Employee Stock Purchase Plan for International Employees (the “International ESPP”) to Increase the Total Number of Shares of Common Stock Available for Issuance under the International ESPP by 1,200,000 Shares

5.	Ratification of Appointment of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 6 AND 7.

6.	Advisory Vote on a Stockholder Proposal Regarding Action by Written Consent

7.	Advisory Vote on a Stockholder Proposal to Adopt a Policy to Include Non-Management Employees as Prospective Director Candidates